UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Pkwy Suite 100 Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

John H. Lively

Practus, LLP

A member firm of The 1940 Act Law Group

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

Registrant's telephone number, including area code: 877.244.6235

Date of fiscal year end: 09/30/2020

Date of reporting period: 12/31/2019

Item 1.	Schedule of Investments (Unaudited)

The Trust’s schedules of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

EAS CROW POINT ALTERNATIVES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2019 (Audited)

COMMON STOCK - 20.87%	Shares	Value

Airlines - 0.36%
Spirit Airlines, Inc. (a) (b)	2,903	$117,020

Banks - 1.96%
Cadence BanCorp (b)	15,573	282,338
Citizens Financial Group, Inc. (b)	6,737	273,590
State Street Corp.	1,000	79,100
		635,028
Biotechnology - 2.38%
Amarin Corp. PLC - ADR (b)	19,000	407,360
Baudax Bio, Inc. (a)	10,400	71,968
Exact Sciences Corp. (a)	1,571	145,286
Guardant Health, Inc. (a)	1,003	78,374
Mainstay Medical International PLC (a) (b)	21,429	61,043
PolarityTE, Inc. (a) (b)	2,500	6,500
		770,531
Chemicals - 0.86%
Huntsman Corp.	8,697	210,120
Linde PLC	317	67,489
		277,609
Commercial Services - 2.12%
MarketAxess Holdings, Inc. (b)	500	189,555
Moody's Corp.	183	43,446
R1 RCM, Inc. (a) (b)	18,000	233,640
Rosetta Stone, Inc. (a)	12,000	217,680
		684,321
Cosmetics & Personal Care - 0.31%
Procter & Gamble Co.	814	101,669

Distribution & Wholesale - 0.28%
IAA, Inc. (a)	1,923	90,496

Electronical Components & Equipment - 0.45%
Universal Display Corp. (b)	704	145,073

Electronics - 0.76%
Garmin Ltd.	1,485	144,877
OSI Systems, Inc. (a)	1,000	100,740
		245,617
Engineering & Construction - 0.65%
Construction Partners, Inc. - Class A (a)	6,540	110,330
Limbach Holdings, Inc. (a)	26,113	98,707
		209,037
Food - 0.40%
Kraft Heinz Co.	4,037	129,709

Healthcare - Services - 0.24%
Chemed Corp.	180	79,067

Home Builders - 0.12%
PulteGroup, Inc.	980	38,024

Insurance - 0.38%
AXA Equitable Holdings, Inc.	4,944	122,512

Internet - 0.48%
Lyft, Inc. - Class A (a)	3,578	153,926

EAS CROW POINT ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2019 (Audited)

COMMON STOCK - 20.87% (continued)	Shares	Value

Investment Companies - 0.79%
Ares Capital Corp. (b)	13,683	$255,188

Media - 0.79%
Cable One, Inc.	58	86,331
Nexstar Media Group, Inc. - Class A	1,450	170,012
		256,343
Oil & Gas - 0.19%
Parsley Energy, Inc. - Class A	3,255	61,552

Oil & Gas Services - 0.13%
National Oilwell Varco, Inc.	1,660	41,583

Pharmaceuticals - 1.60%
Foamix Pharmaceuticals Ltd. (a)	34,141	113,690
Nabriva Therapeutics PLC (a)	83,483	110,198
Recro Pharma, Inc. (a) (b)	16,000	293,280
		517,168
REITS - 1.96%
Crown Castle International Corp. (b)	1,052	149,542
Equity Residential	1,170	94,676
Starwood Property Trust, Inc. (b)	10,663	265,082
TPG RE Finance Trust, Inc. (b)	6,068	122,998
		632,298
Retail - 1.38%
Best Buy Co., Inc.	2,000	175,600
Chipotle Mexican Grill, Inc. (a)	116	97,105
Nordstrom, Inc.	2,193	89,759
Target Corp.	662	84,875
		447,339
Semiconductors - 1.29%
Applied Materials, Inc.	1,852	113,046
NVIDIA Corp. (b)	1,289	303,302
		416,348
Software - 0.78%
Coupa Software, Inc. (a)	710	103,837
Dynatrace, Inc. (a)	9,113	148,451
		252,288
Transportation - 0.21%
Kansas City Southern	440	67,390

TOTAL COMMON STOCK (Cost $6,918,645)		6,747,136

EXCHANGE TRADED FUNDS - 1.54%

Debt Funds - 0.13%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1,277	43,431

Equity Funds - 1.41%
iShares MSCI ACWI ETF (b)	3,482	275,948
iShares MSCI Europe Financials ETF	4,465	87,023
iShares MSCI Germany ETF	3,095	90,993
		453,964

TOTAL EXCHANGE TRADED FUNDS (Cost $472,570)		497,395

EAS CROW POINT ALTERNATIVES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2019 (Audited)

MUTUAL FUNDS - 34.07%	Shares	Value

Asset Allocation Funds - 5.47%
Crow Point Alternative Income Fund - Investor Class (c)	206,321	$1,768,171

Equity Fund - 28.60%
Crow Point Small-Cap Growth Fund - Institutional Class (a) (c)	723,142	6,153,934
LS Opportunity Fund	0	1
RVX Emerging Markets Equity Fund - Institutional Class (c)	331,642	3,090,899
		9,244,834

TOTAL MUTUAL FUNDS (Cost $11,111,061)		11,013,005

HEDGE FUND - 12.32%

ACA Master Select Fund LP (a) (e)	36,932	3,983,778

TOTAL HEDGE FUND (Cost $3,771,057)		3,983,778

BONDS & NOTES - 2.90%	Principal Amount

ASSET BACKED SECURITIES - 0.03%

Home Equity ABS - 0.00%
RASC Series 2003-KS4 Trust, 3.87%, due 05/25/2033 (b)	$517	523

TOTAL ASSET BACKED SECURITIES (Cost $524)		523

SENIOR LOANS - 2.90%

CCS-CMGC Holdings, Inc., 7.544% (Coupon rate 5.50% + 1 Month LIBOR rate), due 10/1/2025 (g)	247,500	241,313
Concrete Pumping Holdings, Inc., 8.087% (Coupon rate 6.00% + 3 Month LIBOR rate), due 12/6/2025 (g)	240,625	235,411
Fogo de Chao LLC, 6.294% (Coupon rate 4.25% + 1 Month LIBOR rate), due 4/5/2025 (g)	240,405	241,307
LightstoneHoldco LLC Term B, 5.794% (Coupon rate 3.75% + 1 Month LIBOR rate), due 1/30/2024 (g)	225,932	206,841
LightstoneHoldco LLC Term C, 5.794% (Coupon rate 3.75% + 1 Month LIBOR rate), due 1/30/2024 (g)	12,743	11,666
		936,538

TOTAL SENIOR LOANS (Cost $945,631)		936,538

TOTAL BONDS & NOTES (Cost $946,155)		937,061

PARTNERSHIPS - 2.63%	Shares

Global Partners LP (b)	15,032	303,045
K-20 Education Partners LP (a) (h)	498,038	546,777
		849,822

TOTAL PARTNERSHIPS (Cost $6,794,416)		849,822

OPTIONS PURCHASED - 0.57%

CALL OPTIONS PURCHASED - 0.57%		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration	Value

Tesla, Inc.	15	$510,000	$340.00	1/17/2020	118,950
Tesla, Inc.	8	$320,000	$400.00	1/17/2020	22,240
Domo, Inc.	120	$228,000	$19.00	2/21/2020	41,400
TOTAL CALL OPTIONS PURCHASED (Cost $109,221)					182,590

EAS CROW POINT ALTERNATIVES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2019 (Audited)

OPTIONS PURCHASED - 0.57% (continued)

PUT OPTIONS PURCHASED - 0.00%		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration	Value

Amarin Corp. PLC - ADR	50	$75,000	$15.00	1/17/2020	$150
TOTAL PUT OPTIONS PURCHASED (Cost $1,210)					150

TOTAL OPTIONS PURCHASED (Cost $110,431)					182,740

SHORT-TERM INVESTMENT - 6.29%	Shares

Federated Government Obligations Fund - Institutional Class, 1.49% (f)	2,032,316	2,032,316

TOTAL SHORT-TERM INVESTMENT (Cost $2,032,316)		2,032,316

TOTAL INVESTMENTS (Cost $32,156,651) – 81.19%		26,243,253

SECURITIES SOLD SHORT (Proceeds $2,130,854) - (9.29%)		(3,001,077)

OPTIONS WRITTEN (Premiums received $12,864) - (0.02%)		(7,880)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 28.12%		9,088,690

NET ASSETS - 100%		$32,322,986

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for put options written and securities sold short.

(c) Affiliated investment company.

(d) Variable rate security - Interest rate shown represents the rate on September 30, 2019.

(e) Private equity fund purchased on March 1, 2016 that invests in the DCM Multi-Manager Fund, LLC (Series A) and the DCM Multi-Manager Fund, LLC (Series D). Redemptions may be made monthly upon 30 days written notice. There were no unfunded commitments as of September 30, 2019. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.

(f) Rate shown represents the 7-day effective yield at December 31, 2019, is subject to change and resets daily.

(g) Variable or step coupon security - Interest rate shown represents the rate on December 31, 2019. The 3 Month and 1 Month LIBOR rates were 2.085% and 2.016%, respectively, on December 31, 2019.

(h) Private equity fund purchased on February 11, 2019 that seeks to capture the opportunity presented by the education sector by investing long and short in a concentrated portfolio of public and private equity and debt securities. Withdrawals may be made quarterly upon 45 days written notice, commencing 12 months after making the initial capital contribution. There were no unfunded commitments as of December 31, 2019. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.

(i) Private equity fund purchased on December 5, 2018 by the CPAS Fund Ltd., a wholly owned subsidiary of the EAS Crow Point Alternatives Fund (See Note 2). The private equity fund serves as a platform for a variety of third-party professional investment advisers in an investment environment that facilitates access to varying investment and trading strategies with the different investment advisers. Withdraws can be made as of: (i) the first business day of any calendar month; or (ii) as of each Monday, except in instances in which the Monday is the first business day before or after a calendar month-end. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.

1 Each option contract is equivalent to 100 shares of the underlying common stock. All options are non-income producing.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

The accompanying notes are an integral part of these consolidated financial statements.

EAS CROW POINT ALTERNATIVES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
December 31, 2019 (Audited)

SECURITIES SOLD SHORT - (9.29)%

COMMON STOCK - (9.29)%	Shares	Value

Auto Manufacturers - (6.47)%
Tesla, Inc.	5,000	$2,091,650

Computers - (0.32)%
PAR Technology Corp.	3,300	101,442

Diversified Financial Services - (0.58)%
Credit Acceptance Corp.	425	187,990

Energy - Alternate Sources - (0.69)%
First Solar, Inc.	2,000	111,920
Sunnova Energy International, Inc.	10,000	111,600
		223,520
Healthcare - Services - (0.29)%
American Renal Associates Holdings, Inc.	8,850	91,775

Media - (0.27)%
Houghton Mifflin Harcourt Co.	14,000	87,500

Software - (0.67)%
Domo, Inc.	10,000	217,200

TOTAL COMMON STOCK (Proceeds $2,130,854)		3,001,077

TOTAL SECURITIES SOLD SHORT (Proceeds $2,130,854)		$3,001,077

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS - OPTIONS WRITTEN
December 31, 2019 (Audited)

OPTIONS WRITTEN - (0.00)%

		Notional	Exercise
PUT OPTIONS WRITTEN - (0.00)%	Contracts [1]	Amount	Price	Expiration	Value

Amarin Corp. PLC - ADR	50	$95,000	$19.00	1/17/2020	$1,700
Tesla, Inc.	10	$392,500	$392.50	1/17/2020	6,180
TOTAL PUT OPTIONS WRITTEN (Premiums received $12,864)					7,880

TOTAL OPTIONS WRITTEN (Premiums received $12,864)					$7,880

1 Each option contract is equivalent to 100 shares of the underlying common stock. All options are non-income producing.

ADR - American Depositary Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS - TOTAL RETURN SWAP
December 31, 2019 (Audited)

TOTAL RETURN SWAP - (0.47)%

Unrealized Loss

The CPAS dbSelect Basket (the "Basket") is a proprietary swap of Deutsche Bank AG. The number of shares is 200,000, with a receivable rate of 1.85% (Fed Funds Rate +30bps). The Basket will be governed by Deutsche Bank AG operating through Deutsche Bank Index Quant (“DBIQ”), an independent research unit within Deutsche Bank AG via its internal processes and the “Basket Calculation Agent” shall mean Deutsche Bank AG acting in such capacity or any successor thereto. The Basket may offer exposure to over-the-counter foreign exchange and currency option transactions and to exchange traded futures and options related to commodities, metals, financial instruments, currencies, interest rates or indices. The swap became effective on November 5, 2019, and has a term of 12 months thereon unless terminated earlier. (Notional Value 20,000,000).	$(153,264)
(153,264)

The accompanying notes are an integral part of these financial statements.

CROW POINT GLOBAL TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

CLOSED-END FUNDS - 6.70%	Shares	Value

Eaton Vance Limited Duration Income Fund (b)	30,570	$405,052
MFS Multimarket Income Trust (b)	46,250	283,050
Royce Value Trust, Inc.	72,750	1,074,518

TOTAL CLOSED-END FUNDS (Cost $1,682,805)		1,762,620

EXCHANGE TRADED FUNDS - 70.96%

Debt Funds - 9.96%
iShares Floating Rate Bond ETF (b)	11,100	565,212
SPDR Bloomberg Barclays High Yield Bond ETF	9,432	1,033,181
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	30,000	1,020,300
		2,618,693
Equity Funds - 61.00%
iShares Core MSCI Emerging Markets ETF	19,970	1,073,587
iShares Core S&P Small-Cap ETF	25,000	2,096,250
iShares Edge MSCI USA Value Factor ETF	12,000	1,076,760
iShares MSCI ACWI ETF	56,900	4,509,325
iShares MSCI Europe Financials ETF	42,000	818,580
iShares MSCI Germany ETF	10,000	294,000
iShares MSCI Netherlands ETF	10,000	338,600
iShares MSCI United Kingdom ETF	20,000	682,000
SPDR S&P 500 ETF Trust (b)	16,000	5,149,760
		16,038,862

TOTAL EXCHANGE TRADED FUNDS (Cost $17,030,523)		18,657,555

MUTUAL FUNDS - 2.64%

Equity Fund - 2.64%
RVX Emerging Markets Equity Fund - Institutional Class (a) (d)	74,369	693,120

TOTAL MUTUAL FUNDS (Cost $741,382)		693,120

BONDS & NOTES - 0.04%	Principal Amount

Asset Backed Securities - 0.01%
Countrywide Asset-Backed Certificates, 5.216%, due 10/25/2017 (b) (e)	$2,297	2,410
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033 (b)	646	654
Total Asset Backed Securities (Cost $3,220)		3,064

Mortgage Backed Securities - 0.03%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036 (b)	2,711	2,655
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.239%, 09/25/2036 (b) (e)	7,817	3,572
Total Mortgage Backed Securities (Cost $6,050)		6,227

TOTAL BONDS & NOTES (Cost $9,270)		9,291

CROW POINT GLOBAL TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

PARTNERSHIP - 5.64%				Shares	Value

K-20 Partners Fund, LP (a) (f)				1,350,907	$1,483,111

TOTAL PARTNERSHIP (Cost $1,350,907)					1,483,111

OPTIONS PURCHASED - 0.21%

CALL OPTIONS PURCHASED - 0.21%		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration

iShares 20+ Year Treasury Bond ETF	180	$2,502,000	$139.00	01/17/20	6,840
Tesla, Inc.	6	$204,000	$340.00	01/17/20	47,580
					54,420

TOTAL CALL OPTIONS PURCHASED (Cost $58,874)					54,420

TOTAL OPTIONS PURCHASED (Cost $58,874)					54,420

SHORT-TERM INVESTMENT - 10.18%

Federated Government Obligations Fund - Institutional Class, 1.49% (c)				2,677,599	2,677,599

TOTAL SHORT-TERM INVESTMENT (Cost $2,677,599)	2,677,599

TOTAL INVESTMENTS (Cost $23,551,075) – 96.37%	25,337,716

SECURITIES SOLD SHORT (Proceeds $887,815) - (4.14%)	(1,087,963)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 7.77%	2,043,607

NET ASSETS - 100%	$26,293,360

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for securities sold short.

(c) Rate shown represents the 7-day effective yield at December 31, 2019, is subject to change and resets daily.

(d) Affiliated investment company.

(e) Variable rate security - Interest rate shown represents the rate on December 31, 2019.

(f) Private equity fund purchased on February 11, 2019, April 11, 2019 and July 19, 2019 that seeks to capture the opportunity presented by the education sector by investing long and short in a concentrated portfolio of public and private equity and debt securities. Withdrawals may be made quarterly upon 45 days written notice, commencing 12 months after making the initial capital contribution. There were no unfunded commitments as of September 30, 2019. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.

1 Each option contract is equivalent to 100 shares of the underlying common stock/ETF.  All options are non-income producing.

ETF - Exchange Traded Fund

LP - Limited Partnership

The accompanying notes are an integral part of these financial statements.

CROW POINT GLOBAL TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT

December 31, 2019 (Unaudited)

SECURITIES SOLD SHORT - (4.14)%

COMMON STOCK - (1.75)%	Shares	Value

Auto Manufacturers - (1.75)%
Tesla, Inc.	1,100	$460,163

TOTAL COMMON STOCK (Proceeds $297,611)		460,163

EXCHANGE-TRADED FUNDS - (2.39)%

Equity Fund - (2.39)%
iShares Edge MSCI USA Momentum Factor ETF	5,000	627,800

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $590,204)		627,800

TOTAL SECURITIES SOLD SHORT (Proceeds $887,815)		$1,087,963

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

CROW POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2019 (Unaudited)

PREFERRED STOCK - 0.39%	Shares	Value

Banks - 0.32%
Bank of America Corp., 6.20%	1,900	$49,742

Diversified Financial Services - 0.07%
Legg Mason, Inc., 6.375%	400	10,624

TOTAL PREFERRED STOCK (Cost $60,843)		60,366

CLOSED-END FUNDS - 9.74%

Eaton Vance Limited Duration Income Fund	50,475	668,794
MFS Multimarket Income Trust	40,000	244,800
Royce Value Trust, Inc.	40,000	590,800
		1,504,394

TOTAL CLOSED END FUNDS (Cost $1,474,451)		1,504,394

EXCHANGE-TRADED FUNDS - 30.35%

Debt Funds - 28.27%
Invesco Senior Loan ETF (b)	30,000	684,600
iShares Core U.S. Aggregate Bond ETF (b)	8,000	898,960
iShares JP Morgan EM Local Currency Bond ETF	10,000	438,900
SPDR Bloomberg Barclays High Yield Bond ETF (b)	6,000	657,240
SPDR Portfolio Short Term Corporate Bond ETF	10,627	327,737
VanEck Vectors Fallen Angel High Yield Bond ETF	17,000	507,450
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	25,000	850,250
		4,365,137
Equity Funds - 2.08%
SPDR S&P 500 ETF Trust	1,000	321,860

TOTAL EXCHANGE-TRADED FUNDS (Cost $4,677,229)		4,686,997

BONDS & NOTES - 42.98%	Principal Amount

Asset Backed Securities - 1.18%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-11, 5.062%, due 12/25/2033 (d)	$1,171	1,166
Countrywide Asset-Backed Certificates, 5.216%, due 10/25/2017 (d)	6,892	7,229
Fremont Home Loan Trust 2005-B, 2.497% (Coupon rate 0.71% + 1 Month LIBOR rate), due 04/25/2035 (d)	34,278	34,304
GE Capital Mortgage Services, Inc. 1999-HE1 Trust, 6.265%, due 04/25/2029	571	581
RAMP Series 2005-RS1 Trust, 4.713%, due 11/25/2034	824	828
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033	1,937	1,961
Structured Asset Securities Corp. Mortgage Loan Trust 2006-AM1, 1.952% (Coupon rate 0.34% + 1 Month LIBOR rate), due 04/25/2036 (d)	6,295	6,294
Structured Asset Securities Corp. Mortgage Loan Trust 2006-WF1, 2.132% (Coupon rate 0.16% + 1 Month LIBOR rate), due 02/25/2036 (d)	129,185	129,226
Total Asset Backed Securities (Cost $165,665)		181,589

Corporate Bonds - 41.67%

Agriculture - 1.65%
BAT Capital Corp., 3.222%, due 08/15/2024	250,000	255,719

Airlines - 1.84%
Continental Airlines 2007-1 Class B Pass Through Trust, 6.903%, due 10/19/2023	77,202	81,264
Delta Air Lines, Inc., 3.400%, due 04/19/2021	200,000	202,771
		284,035
Auto Manufacturers - 2.66%
Ford Motor Credit Co. LLC, 3.336%, due 03/18/2021	200,000	201,504
General Motors Financial Co., Inc., 3.950%, due 04/13/2024	200,000	209,091
		410,595

CROW POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2019 (Unaudited)

BONDS & NOTES - 42.98% (continued)	Principal Amount	Value

Corporate Bonds - 41.67% (continued)

Banks - 4.95%
CIT Group, Inc., 5.000%, due 08/01/2023	$150,000	$161,625
Citigroup, Inc., 2.312%, due 11/04/2022	140,000	140,436
Deutsche Bank AG/New York NY, 2.700%, due 07/13/2020 - Germany	200,000	200,141
Royal Bank of Scotland Group PLC, 3.875%, due 09/12/2023 - Britain	250,000	262,008
		764,210
Chemicals - 1.38%
Olin Corp., 5.500%, due 08/15/2022	200,000	214,000

Commercial Services - 1.67%
Service Corp. International, 5.375%, due 05/15/2024	250,000	257,500

Computers - 1.65%
EMC Corp., 3.375%, due 06/01/2023	250,000	255,000

Diversified Financial Services - 3.71%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.500%, due 05/15/2021	200,000	206,431
Aircastle Ltd., 4.400%, due 09/25/2023	200,000	211,471
Ally Financial, Inc., 4.125%, due 02/13/2022	150,000	154,875
		572,777
Electric - 2.95%
AES Corp./VA, 4.500%, due 03/15/2023	250,000	256,250
Edison International, 2.125%, due 04/15/2020	200,000	200,115
		456,365
Electronics - 1.37%
ADT Security Corp., 6.250%, due 10/15/2021	200,000	211,000

Housewares - 1.68%
Newell Brands, Inc., 3.850%, due 04/01/2023	250,000	259,803

Insurance - 1.03%
Radian Group, Inc., 4.500%,due 10/01/2024	150,000	158,625

Internet - 1.37%
Netflix, Inc., 5.500%, due 02/15/2022	200,000	211,750

Iron & Steel - 1.65%
AK Steel Corp., 7.625%, due 10/01/2021	100,000	100,750
ArcelorMittal SA, 3.600%, due 07/16/2024 - Luxembourg	150,000	153,818
		254,568
Media - 1.65%
AMC Networks, Inc., 5.000%, due 04/01/2024	250,000	255,000

Mining - 1.30%
Freeport-McMoRan, Inc., 3.550%, due 03/01/2022	198,000	200,475

Oil & Gas - 3.00%
Petrobras Global Finance BV, 5.375%, due 01/27/2021 - Netherlands	250,000	257,900
Petroleos Mexicanos, 5.500%, due 01/21/2021 - Mexico	200,000	205,500
		463,400
Packaging & Containers - 1.70%
Ball Corp., 4.000%, due 11/15/2023	250,000	262,500

REITS - 2.08%
Iron Mountain, Inc., 6.000%, due 08/15/2023	100,000	102,125
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, due 05/01/2024	200,000	218,748
		320,873
Retail - 1.70%
QVC, Inc., 4.850%, due 04/01/2024	250,000	262,000

CROW POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2019 (Unaudited)

BONDS & NOTES - 42.98% (continued)	Principal Amount	Value

Corporate Bonds - 41.67% (continued)

Telecommunications - 0.68%
CenturyLink, Inc., 5.800%, due 03/15/2022	$100,000	$105,127

Total Corporate Bonds (Cost $6,369,957)		6,435,322

Mortgage Backed Securities - 0.13%
Adjustable Rate Mortgage Trust 2005-5, 2.072% (Coupon rate 0.28% + 1 Month LIBOR rate), due 09/25/2035 (d)	1,856	1,855
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036	8,120	7,952
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.239%, due 09/25/2036 (d)	23,451	10,716
Total Mortgage Backed Securities (Cost $19,836)		20,523

TOTAL BONDS & NOTES (Cost $6,555,458)		6,637,434

PARTNERSHIP - 4.41%	Shares

K-20 Partners Fund LP (a) (e)	620,362	681,072

TOTAL PARTNERSHIP (Cost $631,516)		681,072

OPTIONS PURCHASED - 0.02%

CALL OPTIONS PURCHASED - 0.02%		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration

iShares 20+ Year Treasury Bond ETF	75	$1,042,500	$139.00	1/17/2020	2,850

TOTAL CALL OPTIONS PURCHASED (Cost $20,525)					2,850

TOTAL OPTIONS PURCHASED (Cost $20,525)					2,850

SHORT-TERM INVESTMENT - 9.38%

Federated Government Obligations Fund - Institutional Class, 1.49% (c)				1,447,373	1,447,373

TOTAL SHORT-TERM INVESTMENT (Cost $1,447,373)					1,447,373

TOTAL INVESTMENTS (Cost $14,867,395) - 99.52%					15,020,486

SECURITIES SOLD SHORT (Proceeds $215,993) - (1.47%)					(226,395)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 4.20%					648,335

NET ASSETS - 100%					$15,442,426

(a)   Non-income producing security.

(b)   All or a portion of the security is segregated as collateral for securities sold short.

(c)   Rate shown represents the 7-day effective yield at December 31, 2019, is subject to change and resets daily.

(d)   Variable rate security - Interest rate shown represents the rate on December 31, 2019.

(e)   Private equity fund purchased on February 11, 2019, April 11, 2019 and July 19, 2019 that seeks to capture the opportunity presented by the education sector by investing long and short in a concentrated portfolio of public and private equity and debt securities. Withdrawals may be made quarterly upon 45 days written notice, commencing 12 months after making the initial capital contribution. There were no unfunded commitments as of September 30, 2019. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.

1   Each option contract is equivalent to 100 shares of the underlying ETF.  All options are non-income producing.

ETF - Exchange Traded Fund
LP - Limited Partnership
REITS - Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

CROW POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
December 31, 2019 (Unaudited)

SECURITIES SOLD SHORT - (1.47)%

EXCHANGE-TRADED FUNDS - (1.47)%	Shares	Value

Debt Fund - (1.47)%
iShares Core S&P Small-Cap ETF	2,700	226,395

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $215,993)		226,395

TOTAL SECURITIES SOLD SHORT (Proceeds $215,993)		$226,395

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

Crow Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2019 (Unaudited)

The following is a summary of the significant accounting policies followed by the EAS Crow Point Alternatives Fund (the “EAS Fund”), Crow Point Global Tactical Allocation Fund (the “Global Fund”), formerly the Crow Point Defined Risk Global Equity Income Fund, and the Crow Point Alternative Income Fund (the “Income Fund”) (collectively, the “Funds”) in the preparation of its financial statements.  The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
●

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, exchange-traded funds (“ETFs”), mutual funds and closed-end funds (“CEFs”) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value per share and are categorized as level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

Crow Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2019 (Unaudited)

Fair Value Measurements (continued)

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculations that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Funds invest may default or otherwise cease to have market quotations readily available.

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures, which established a Valuation Committee to work with the Adviser and report to the Board of Trustees (the “Board”) on securities being fair valued or manually priced.  The Independent Chairman and Trustee of the 360 Funds, along with the Trust’s Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Adviser in pricing fair valued securities, and consideration of any unresolved valuation issues or a request to change the methodology for manually pricing a security.  In turn, the Independent Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as level 3 securities.

The following tables summarize the inputs used to value the Funds’ assets and liabilities measured at fair value as of December 31, 2019.

EAS Fund: Financial Instruments – Assets Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$6,747,136	$—	$—	$6,747,136
Hedge Fund measured at net asset value (2)	—	—	—	3,983,778
Exchange Traded Funds (1)	497,395	—	—	497,395
Mutual Funds (1)	11,013,005	—	—	11,013,005
Asset Backed Securities	—	523	—	523
Partnerships	303,045	—	—	303,045
Partnerships measured at net asset value (2)	—	—	—	546,777
Call Options Purchased	182,590	—	—	182,590
Put Options Purchased	150	—	—	150
Senior Loans	—	936,538	—	936,538
Short-Term Investments	2,032,316	—	—	2,032,316
Total Assets	$20,775,637	$937,061	$—	$26,243,253

Crow Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2019 (Unaudited)

Fair Value Measurements (continued)

EAS Fund: Financial and Derivative Instruments – Liabilities Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$3,001,077	$—	$—	$3,001,077
Put Options Written	7,880	—	—	7,880
Total Return Swap	—	153,264	—	153,264
Total Liabilities	$3,008,957	$153,264	$—	$3,162,221

(1)  For a detailed break-out of common stock, ETFs, and mutual funds by industry or asset class, please refer to the Schedule of Investments.

(2) In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the schedule of investments.

Global Fund: Financial Instruments – Assets Security Classification	Level 1	Level 2	Level 3	Totals
Closed-End Funds (1)	$1,762,620	$—	$—	$1,762,620
Exchange-Traded Funds (1)	18,657,555	—	—	18,657,555
Mutual Funds (1)	693,120	—	—	693,120
Asset Backed Securities	—	3,064	—	3,064
Mortgage Backed Securities	—	6,227	—	6,227
Partnership measured at net asset value (2)	—	—	—	1,483,111
Call Options Purchased	54,420	—	—	54,420
Short-Term Investment	2,677,599	—	—	2,677,599
Total Assets	$23,845,314	$9,291	$—	$25,337,716

Global Fund: Financial Instruments – Liabilities Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$460,163	$—	$—	$460,163
Exchange-Traded Funds (1)	627,800	—	—	627,800
Total Liabilities	$1,087,963	$—	$—	$1,087,963

(1) For a detailed break-out of common stock, CEFs, ETFs and mutual funds by industry or asset class, please refer to the Schedules of Investments.

(2) In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Crow Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2019 (Unaudited)

Fair Value Measurements (continued)

Income Fund:
Financial Instruments – Assets
Security Classification	Level 1	Level 2	Level 3	Totals
Preferred Stock (1)	$60,366	$—	$—	$60,366
Closed-End Funds (1)	1,504,394	—	—	1,504,394
Exchange-Traded Funds (1)	4,686,997	—	—	4,686,997
Asset Backed Securities	—	181,589	—	181,589
Corporate Bonds (1)	—	6,435,322	—	6,435,322
Mortgage Backed Securities	—	20,523	—	20,523
Partnership measured at net asset value (2)	—	—	—	681,072
Call Options Purchased	2,850	—	—	2,850
Short-Term Investment	1,447,373	—	—	1,447,373
Total Assets	$ 7,701,980	$6,637,434	$—	$15,020,486

Income Fund:
Financial Instruments – Liabilities
Security Classification	Level 1	Level 2	Level 3	Totals
Exchange-Traded Funds (1)	$226,395	$—	$—	$226,395
Total Liabilities	$226,395	$—	$—	$226,395

(1) For a detailed break-out of common stock, preferred stock, ETFs, CEFs and corporate bonds by industry or asset class, please refer to the Schedules of Investments.

(2) In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Short Sales – The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When Funds make a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Funds cover their short positions, the Funds will incur a loss; conversely, if the price declines, the Funds will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Funds sell securities short, they will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its Custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

Crow Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2019 (Unaudited)

Fair Value Measurements (continued)

Investment Companies – The Funds may invest in investment companies such as open-end funds (mutual funds), including exchange-traded funds (“ETFs”) and closed-end funds (“CEFs”) (also referred to as “Underlying Funds”) subject to limitations as defined in the 1940 Act. Your cost of investing in the Funds will generally be higher than the cost of investing directly in the Underlying Funds. By investing in the Funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Funds invest in addition to the Funds’ direct fees and expenses. Also, with respect to dividends paid by the Underlying Funds, it is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Options – The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer (seller) the obligation to buy the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

If an option purchased by the Funds expires unexercised, the Funds realize a loss equal to the premium paid. If the Funds enter into a closing sale transaction on an option purchased by it, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Funds expires on the stipulated expiration date or if the Funds enter into a closing purchase transaction, they will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by the Funds is exercised, the proceeds of the sale will be increased by the net premium originally received and the Funds will realize a gain or loss. If a put option written by the Funds is exercised, the cost of the purchase will be decreased by the net premium originally received.

Swap Agreements – A Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund’s portfolio.

Whether a Fund’s use of swap agreements enhance the Fund’s total return will depend on the adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund’s adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Crow Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2019 (Unaudited)

Fair Value Measurements (continued)

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Wholly Owned Subsidiary – The EAS Fund may invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest in one or a combination of (i) options, (ii) futures, (iii) forwards, (iv) spot contracts, or (v) swap contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. The consolidated Schedule of Investments of the EAS Fund includes the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by the Adviser and acts as an investment vehicle in order to effect certain investments consistent with the EAS Fund’s investment objectives and policies specified in the EAS Fund’s prospectus and statement of additional information. The inception date of the Subsidiary was December 1, 2018. As of December 31, 2019, total net assets of the EAS Fund were $32,322,986, of which $6,012,815, or approximately 18.60%, represented the EAS Fund’s ownership of the shares of the Subsidiary.

DERIVATIVES TRANSACTIONS

As of December 31, 2019, portfolio securities valued at $3,230,282, $2,868,832 and $1,709,770 were held in escrow by the custodian as collateral for securities sold short and options written by the EAS Fund, Global Fund and Income Fund, respectively.

As of December 31, 2019, the location on the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

EAS Fund:
Assets:	Location	Equity Contracts
Call options purchased	Unaffiliated securities, at value	$182,590
Put options purchased	Unaffiliated securities, at value	150
Total Assets		$182,740

Liabilities:	Location	Equity Contracts
Put options written	Options written, at value	$7,880
Swaps	Swaps, at value	(153,264)
Total Liabilities		$(145,384)

Global Fund:
Assets	Location	Equity Contracts
Call options purchased	Unaffiliated securities, at value	$54,420
Total Assets		$54,420

Income Fund:
Assets	Location	Equity Contracts
Call options purchased	Unaffiliated securities, at value	$2,850
Total Assets		$2,850

Crow Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2019 (Unaudited)

DERIVATIVES TRANSACTIONS (continued)

Realized and unrealized gains and losses on derivatives contracts entered into by the Funds during the three month period ended December 31, 2019, are recorded in the following locations in the Consolidated Statement of Operations for the EAS Fund and the Statements of Operations for the Global Fund and the Income Fund:

EAS Fund:

Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$73,369
Put options purchased	Unaffiliated Investments	4,210
Call options written	Options written	—
Put options written	Options written	4,984
Swaps	Swaps	(153,264)
		$(70,701)

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$117,932
Put options purchased	Unaffiliated Investments	—
Call options written	Options written	(885)
Put options written	Options written	731
		$117,778

Global Fund:

Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(6,806)
Put options purchased	Unaffiliated Investments	9,270
Call options written	Options written	—
Put options written	Options written	—
		$2,464

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(23,445)
Put options purchased	Unaffiliated Investments	(22,574)
Call options written	Options written	—
Put options written	Options written	—
		$(46,019)

Income Fund:

Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(16,359)
Put options purchased	Unaffiliated Investments	3,467
Call options written	Options written	—
Put option written	Options written	—
		$(12,892)

Crow Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2019 (Unaudited)

DERIVATIVES TRANSACTIONS (continued)

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(8,292)
Put options purchased	Unaffiliated Investments	(8,540)
Call options written	Options written	—
Put options written	Options written	—
		$(16,832)

The amounts realized and changes in unrealized gains and losses on derivative instruments during the three month period ended December 31, 2019 as disclosed above serve as indicators of the volume of derivative activity for the Funds.

INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or of common management. Companies which are affiliates of the Fund at December 31, 2019, are noted in the EAS Fund’s Consolidated Schedule of Investments and the Global Fund’s Schedules of Investments. The Income Fund, Crow Point Growth Fund (the “Growth Fund”), and RVX Emerging Markets Equity Fund (the “RVX Fund”) are mutual funds which are considered affiliates because they are also of common management of the Adviser.

Transactions during the three month period ended December 31, 2019 with affiliated companies were as follows:

EAS Fund:	Value as of September 30, 2019	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of December 31, 2019	Income received
Income Fund	$3,605,430	$38,826	$(26,085)	$—	$(1,850,000)	$1,768,171	$22,005
Growth Fund	5,582,652	—	571,282	—	—	6,153,934	—
RVX Fund	2,865,383	—	225,516	—	—	3,090,899	26,311
Total	$12,053,465	$38,826	$770,713	$—	$(1,850,000)	$11,013,004	$48,316

Global Fund:	Value as of September 30, 2019	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of December 31, 2019	Income received
RVX Fund	$642,550	$—	$50,570	$—	$—	$693,120	$5,900
Total	$642,550	$—	$50,570	$—	$—	$693,120	$5,900

TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at December 31, 2019 were as follows:

	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)
EAS Fund	$23,974,077	$1,023,376	$(1,763,157)	$(739,781)
Global Fund	22,836,769	1,785,509	(372,525)	1,412,984
Income Fund	14,633,017	247,237	(86,163)	161,074

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships, real estate investment trusts, grantor trusts and C-Corporation return of capital distributions.

RVX EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2019 (Unaudited)

COMMON STOCK - 95.65%	Shares	Value

Aerospace & Defense - 2.15%
Embraer SA - ADR - Brazil (a)	7,892	$153,815

Auto Manufacturers - 2.54%
Guangzhou Automobile Group Co. Ltd. - China	146,000	181,746

Banks - 5.40%
Bank of the Philippine Islands - Philippines	82,080	142,431
Bank Rakyat Indonesia Persero Tbk PT - Indonesia	339,700	107,795
National Bank of Greece SA - Greece (a)	40,194	136,134
		386,360
Beverages - 3.02%
Thai Beverage PCL - Thailand	325,100	216,314

Building Materials - 1.85%
Xinyi Glass Holdings Ltd. - Hong Kong	100,000	132,440

Commercial Services - 2.35%
QIWI PLC - ADR - Cyprus	8,664	167,735

Diversified Financial Services - 1.94%
KB Financial Group, Inc. - ADR - South Korea	3,359	138,962

Electric - 1.54%
China Longyuan Power Group Corp. Ltd. - China	174,000	110,087

Energy - Alternate Sources - 1.42%
China Everbright International Ltd. - Hong Kong	127,000	101,865

Food - 3.80%
Gruma SAB de CV - Mexico	12,680	130,164
Indofood Sukses Makmur Tbk PT - Indonesia	248,100	141,800
		271,964
Household Products & Wares - 1.13%
Goodbaby International Holdings Ltd. - China	365,000	81,036

Insurance - 2.97%
Ping An Insurance Group Co. of China Ltd. - China	18,000	212,751

Internet - 19.18%
Alibaba Group Holding Ltd. - ADR - China (a)	1,706	361,843
Baidu, Inc. - ADR - China (a)	1,750	221,200
iQIYI, Inc. - ADR - China (a)	5,731	120,981
Momo, Inc. - ADR - China	3,422	114,637
My EG Services Bhd - Malaysia	407,400	109,543
Naspers Ltd. - ADR - South Africa	2,187	71,209
Prosus NV - ADR - Netherlands (a)	3,596	53,581
Tencent Holdings Ltd. - China	4,100	197,628
Tencent Music Entertainment Group - ADR - China (a)	10,415	122,272
		1,372,894

RVX EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2019 (Unaudited)

COMMON STOCK - 95.65% (continued)	Shares	Value

Iron & Steel - 1.99%
POSCO - ADR - South Korea	2,817	$142,597

Liesure Time - 1.84%
Yamaha Motor Co. Ltd. - Japan	6,500	131,783

Lodging - 2.54%
Sands China Ltd. - Macau	34,000	181,733

Media - 1.72%
MultiChoice Group - ADR - South Africa (a)	15,134	123,342

Mining - 2.05%
Harmony Gold Mining Co Ltd. - ADR - South Africa (a)	40,478	146,935

Oil & Gas - 7.98%
China Petroleum & Chemical Corp. - ADR - China	1,418	85,293
CNOOC Ltd. - ADR - China	840	140,003
Kosmos Energy Ltd. - United States	20,488	116,782
PetroChina Co. Ltd. - ADR - China	2,082	104,787
Petroleo Brasileiro SA - ADR - Brazil	7,805	124,412
		571,277
Oil & Gas Services - 4.82%
Anton Oilfield Services Group/Hong Kong - China	896,000	102,338
China Oilfield Services Ltd. - China	116,000	181,915
Hilong Holding Ltd. - China	542,000	60,514
		344,767
Pharmaceuticals - 5.06%
Dr Reddy’s Laboratories Ltd. - ADR - India	3,014	122,308
Hypera SA - Brazil	16,100	142,764
Ibnsina Pharma SAE - Egypt	159,664	97,247
		362,319
Real Estate - 2.51%
Amata Corp. PCL - Thailand	266,246	179,884

Retail - 1.92%
Matahari Department Store Tbk PT - Indonesia	451,400	137,054

Semiconductors - 9.02%
Samsung Electronics Co Ltd. - ADR - South Korea	292	348,356
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR - Taiwan	5,121	297,530
		645,886
Telecommunications - 1.88%
KT Corp. - ADR - South Korea	11,617	134,757

RVX EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2019 (Unaudited)

COMMON STOCK - 95.65% (continued)	Shares	Value

Transportation - 3.03%
Aramex PJSC - United Arab Emirates	95,122	$92,455
ZTO Express Cayman, Inc. - ADR - China	5,315	124,105
		216,560

TOTAL COMMON STOCK (Cost $6,774,681)		6,846,863

EXCHANGE-TRADED FUND - 2.05%

iShares MSCI India Small-Cap ETF - United States	4,076	146,491

TOTAL EXCHANGE-TRADED FUND (Cost $155,039)		146,491

CLOSED-END FUND - 1.27%

VinaCapital Vietnam Opportunity Fund Ltd. - Guernsey	20,469	91,100

TOTAL CLOSED-END FUND (Cost $90,144)		91,100

SHORT-TERM INVESTMENT - 0.68%

Federated Government Obligations Fund - Institutional Class, 1.50% (b)	48,720	48,720

TOTAL SHORT-TERM INVESTMENT (Cost $48,720)		48,720

TOTAL INVESTMENTS (Cost $7,068,584) – 99.65%		7,133,174

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.35%		24,888

NET ASSETS - 100%		$7,158,062

(a) Non-income producing security.
(b) Rate shown represents the 7-day effective yield at December 31, 2019, is subject to change and resets daily.
ADR - American Depositary Receipt.
ETF - Exchange-Traded Fund
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

RVX Emerging Markets Equity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the RVX Emerging Markets Equity Fund (the “Fund”). The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, closed-end funds and exchange-traded funds (“ETFs”) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value per share and are categorized as Level 1.

RVX Emerging Markets Equity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

Derivative instruments – Listed derivatives, including options,that are actively traded, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within Level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within Level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Fund invests may default or otherwise cease to have market quotations readily available.

The Trustees of the Trust adopted the M3Sixty Consolidated Valuation Procedures, which established a Valuation Committee to work with the Adviser and report to the Board of Trustees (the “Board”) on securities being fair valued or manually priced. The Independent Chairman and Trustee of the Trust, along with the Trust’s Principal Financial Officer and Chief Compliance Officer and other officers of the Trust are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Adviser in pricing fair valued securities, and consideration of any unresolved valuation issue or a request to change the methodology for manually pricing a security. In turn, the Independent Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of December 31, 2019.

RVX Emerging Markets Equity Fund

Financial Instruments – Assets

Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$6,846,863	$—	$—	$6,846,863
Exchange-Traded Fund (1)	146,491			146,491
Closed-End Fund (1)	91,100			91,100
Short-Term Investment	48,720	—	—	48,720
Total Assets	$7,133,174	$—	$—	$7,133,174

(1)       For a detailed break-out of common stock by industry and closed-end funds and ETFs by investment type, please refer to the Schedule of Investments.

RVX Emerging Markets Equity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

There were no transfers into and out of any level during the three month period ended December 31, 2019. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

Investment Companies – The Fund may invest in investment companies such ETFs and closed-end funds (also referred to as “Underlying Funds”) subject to limitations as defined in the Investment Company Act of 1940. Your cost of investing in the Fund will generally be higher than the cost of investing directly in the Underlying Funds. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Also, with respect to dividends paid by the Underlying Funds, it is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Emerging Markets and Frontier Markets – Additional risks are involved when investing in countries with emerging economies or securities markets. The Fund invests primarily in emerging and frontier market issuers. Emerging and frontier market countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Such countries may include, but are not limited to, Angola, Argentina, Azerbaijan, Bahrain, Bangladesh, Belarus, Belize, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Namibia, Nigeria, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Senegal, Serbia, South Africa, Sri Lanka, Tanzania, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, Zambia and Zimbabwe. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. As a result, the risks presented by investments in these countries are heightened. These countries also have problems with securities registration and custody.

Additionally, settlement procedures in emerging and frontier market countries are frequently less developed and reliable than those in the United States, and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. The Fund’s purchase and sale of portfolio securities in certain emerging and frontier market countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Fund, the Sub-Adviser, their affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund. Investments in some emerging and frontier market countries, such as those located in Asia, may be restricted or controlled. In some countries, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of the Fund in connection with the security. Unanticipated political, economic or social developments may affect the value of the Fund’s investments in emerging and frontier market countries and the availability to the Fund of additional investments in these countries. Some of these countries may in the past have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. Many emerging market countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse effect on these countries’ economies and their securities markets. Moreover, many emerging market countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures. From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism.

RVX Emerging Markets Equity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Many emerging and frontier market countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns. The creditworthiness of firms used by the Fund to effect securities transactions in emerging and frontier market countries may not be as strong as in some developed countries. As a result, the Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities. The Fund’s ability to manage its foreign currency may be restricted in emerging and frontier market countries. As a result, a significant portion of the Fund’s currency exposure in these countries may not be covered. Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline. The recent decline in the U.S. economy as a result of the subprime crisis may have a disproportionately more adverse effect on economies of emerging and frontier market countries.

TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at December 31, 2019 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$7,070,915	$651,485	$(589,226)	$62,259

The difference between book basis and tax basis unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and unrealized appreciation from passive foreign investment companies (“PFICs”).

Item 2.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as conducted within 90 days of the filing of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes to the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a)	A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.cert.

(b)	A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	360 Funds

By:	/s/ Randy Linscott
Name:	Randy Linscott
Title:	Principal Executive Officer
Date:	February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randy Linscott
Name:	Randy Linscott
Title:	Principal Executive Officer
Date:	February 28, 2020

By:	/s/ Larry E. Beaver, Jr.
Name:	Larry E. Beaver, Jr.
Title:	Assistant Treasurer and Acting Principal Financial Officer
Date:	February 28, 2020